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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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Date of Report (Date of earliest event reported): JUNE 24, 1997
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                           IBIS TECHNOLOGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)



MASSACHUSETTS                    0-23668                     04-2987600
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(State or other                (Commission                 (IRS Employer
jurisdiction of                File Number)              Identification No.)
incorporation)


32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS          01923
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(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (508) 777-4247
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ITEM 5.   OTHER EVENTS.
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     On June 24, 1997, the Registrant publicly disseminated a press release announcing that it had received an order from UK-based Bookham Technology Ltd. ("Bookham") for the Registrant's SIMOX-SOI wafers which Bookham has indicated will be used in manufacturing of its newly developed ASOC(TM) (Active Silicon Integrated Optical Circuit) fiber optic access network transceivers. The purchase order calls for the Registrant to provide certain quantities of SIMOX-SOI wafers to Bookham over a certain period of time. The information contained in the press release is incorporated herein by reference and filed as
Exhibit 99.1 hereto.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
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(c)       Exhibit.

99.1      The Registrant's Press Release dated June 24, 1997.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                IBIS TECHNOLOGY CORPORATION
                                                ---------------------------
                                                (Registrant)



Date: June 27, 1997                             /s/ Timothy Burns
                                                --------------------------------
                                                Timothy Burns
                                                Chief Financial Officer



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                                  EXHIBIT INDEX
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Exhibit                                                             Sequential
Number                   Description                                Page Number
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99.1                     The Registrant's Press Release                  5
                         dated June 24, 1997







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